Exhibit 99.1

Joint Filing Statement
Pursuant to Rule 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing Statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this Statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Date:  January 6, 2011

(Counterpart Signature Page) .
By: William L. McGrath
As Attorney-in-fact for Paul G. Allen

(Counterpart Signature Page) .
Vulcan Capital Private Equity Inc.

(Counterpart Signature Page) .
Vulcan Capital Private Equity Management I LLC

(Counterpart Signature Page) .
Vulcan Capital Private Equity I LLC

(Counterpart Signature Page) .
Vulcan Capital Private Equity II LLC

(Counterpart Signature Page) .
Vulcan Energy Corporation

COUNTERPART SIGNATURE SHEET
(Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of January 6, 2011)

/s/ William L. McGrath
By: William L. McGrath
As Attorney-in-fact for Paul G. Allen

COUNTERPART SIGNATURE SHEET
(Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of January 6, 2011)

VULCAN CAPITAL PRIVATE EQUITY INC.

By:	/s/ William L. McGrath
Name: William L. McGrath
Title: Vice President and Secretary

COUNTERPART SIGNATURE SHEET
(Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of January 6, 2011)

VULCAN CAPITAL PRIVATE EQUITY MANAGEMENT I LLC

By: Vulcan Capital Private Equity Inc., its managing member

By:	/s/ William L. McGrath
Name: William L. McGrath
Title: Vice President and Secretary

COUNTERPART SIGNATURE SHEET
(Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of January 6, 2011)

VULCAN CAPITAL PRIVATE EQUITY I LLC

By: Vulcan Capital Private Equity Management I LLC, its manager

By: Vulcan Capital Private Equity Inc., its managing member

By:	/s/ William L. McGrath
Name: William L. McGrath
Title: Vice President and Secretary

COUNTERPART SIGNATURE SHEET
(Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of January 6, 2011)

VULCAN CAPITAL PRIVATE EQUITY II LLC

By: Vulcan Capital Private Equity Inc., its sole member

By:	/s/ William L. McGrath
Name: William L. McGrath
Title: Vice President and Secretary

COUNTERPART SIGNATURE SHEET
(Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of January 6, 2011)

VULCAN ENERGY CORPORATION

By:	/s/ T. Geoff McKay
Name: T. Geoff McKay
Title: Chairman and Vice President